UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (date of earliest event reported):
September 19, 2019
TEGNA INC.
(Exact name of registrant as specified in its charter)

Delaware			1-6961	16-0442930
(State or other jurisdiction of incorporation)			(Commission File Number)	(I.R.S. Employer Identification No.)

8350 Broad Street, Suite 2000,	Tysons,	Virginia		22102-5151
(Address of principal executive offices)				(Zip Code)

(703)	873-6600
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock	TGNA	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01. Regulation FD Disclosure
On September 19, 2019, TEGNA Inc. (the “Company”) completed the previously announced acquisition of substantially all of the assets of television broadcast stations (i) WTIC / WCCT in Hartford-New Haven, CT; (ii) WPMT in Harrisburg-Lancaster-Lebanon-York, PA; (iii) WATN / WLMT in Memphis, TN; (iv) WNEP in Wilkes Barre-Scranton, PA; (v) WOI / KCWI in Des Moines-Ames, IA; (vi) WZDX in Huntsville-Decatur-Florence, AL; (vii) WQAD in Davenport, IA-Rock Island-Moline, IL; and (viii) KFSM in Ft. Smith-Fayetteville-Springdale-Rogers, AR from Nexstar Media Group, Inc., Tribune Media Company and their respective affiliates for cash consideration of $740 million, subject to a working capital adjustment (the “Nexstar/Tribune Acquisitions”).
On September 19, 2019, the Company issued a press release announcing the completion of the Nexstar/Tribune Acquisitions. The full text of the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference into this Item 7.01.
On August 8, 2019, the Company completed the previously announced acquisition of each of (i) WBNS TV, Inc. (“WBNS”), the owner of WBNS-TV, the CBS broadcast affiliate in Columbus, OH, (ii) VideoIndiana, Inc. (“VideoIndiana”), the owner of WTHR, the NBC broadcast affiliate, and WALV-CD, the MeTV broadcast affiliate, each located in Indianapolis, IN, and (iii) RadiOhio Incorporated (“RadiOhio”), the owner of radio broadcast stations WBNS (AM), WBNS-FM and the Ohio News Network (ONN), each located in Columbus, OH, for cash consideration of $535 million, subject to a working capital adjustment (collectively, the “Dispatch Acquisitions”).
On September 19, 2019, the Company updated financial guidance for the full-year 2019 that reflects the completion of the Nexstar/Tribune Acquisitions and Dispatch Acquisitions. The Company also is furnishing historical financial data for the six months ended June 30, 2019 and for the twelve months ended December 31, 2018 and interim quarterly data within those periods for TEGNA Inc. on a combined basis giving effect to the (1) the Nexstar/Tribune Acquisitions, (2) the Dispatch Acquisitions, (3) the acquisition of broadcast stations WTOL in Toledo, Ohio and KWES in Midland Odessa, TX, and (4) multicast networks Justice Network and Quest as if they were all completed on January 1, 2018. The guidance and financial data can be found in Exhibits 99.2 and 99.3, respectively, to this Current Report on Form 8-K and are incorporated by reference into this Item 7.01.
This information in Exhibits 99.1, 99.2 and 99.3 are “furnished” and not “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, and is not otherwise subject to the liabilities of that section. It may be incorporated by reference in another filing under the Securities Exchange Act of 1934 or the Securities Act of 1933 only if and to the extent such subsequent filing specifically references the information incorporated by reference herein.

Item 8.01 Other Events
On September 19, 2019, the Company completed its previously announced acquisition of the Nexstar/Tribune Acquisitions.

Item 9.01. Financial Statements and Exhibits
(d) Exhibits.
The following exhibits are filed or furnished, as appropriate, as part of this Current Report on Form 8-K:

Exhibit No.	Description

99.1	News Release of TEGNA Inc. dated September 19, 2019.
99.2	TEGNA's updated financial guidance for the full-year 2019.
99.3	Combined basis financial data for the six months ended June 30, 2019 and for the twelve months ended December 31, 2018 and interim quarterly data within those periods.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TEGNA Inc.

Date: September 19, 2019	By:	/s/ Clifton A. McClelland III
Clifton A. McClelland III
Senior Vice President and Controller